SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):  SEPTEMBER 2, 1998



                           DYNAMIC MATERIALS CORPORATION
            (Exact name of registrant as specified in its charter)



            COLORADO                  0-8328                    84-00608431
  (State or other jurisdiction      (Commission                (IRS Employee
        of incorporation)          File Number)             Identification No.)



      551 ASPEN RIDGE DRIVE, LAFAYETTE, CO                   80026
    (Address of principal executive offices)              (Zip Code)



      Registrant's telephone number, including area code:  (303) 665-5700



      -------------------------------------------------------------------
         (Former name or former address, if changed since last report)


                        EXHIBIT INDEX APPEARS ON PAGE 4


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

      99.1  Press release dated September 2, 1998

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  DYNAMIC MATERIALS CORPORATION
                                  (Registrant)


Date  September 8, 1998           By: /S/  RICHARD A. SANTA
                                     ---------------------------------------
                                  Name:  Richard A. Santa
                                  Title:  Chief Financial Officer and Secretary



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                                 EXHIBIT INDEX

Exhibit
   No.      Description
-------     -----------

  99.1      Press release dated September 2, 1998